3rd Quarter 2025 Earnings Update

Company Presentation | November 2025 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our most recent Annual Report on Form 10-K; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | November 2025 3 $233 $686 2013 TTM Q3'25 +194% $962 $2,009 2013 2025 +109% 8 14 2013 2025 +6 Total Assets (1)(2) Hotel EBITDA (1)(2)(4) (1) As of 9/30/25 (2) In millions (3) Seattle Waterfront sold in Q3’25 Number of Hotels(1) Total Hotel Rev (1)(2)(4)(6) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $201.0MM EQUITY MARKET CAP(1) $1.7B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT Luxury Hotels Drive TTM Q3’25 Hotel EBITDA(1)(3)(4)(5) Resorts Drive TTM Q3’25 EBITDA(1)(3)(4) (4) TTM Q3’25 Hotel Rev and Hotel EBITDA figures are comparable (5) In thousands (6) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels $78 $173 2013 TTM Q3'25 +122% Urban, 24% Resort, 76% Luxury $135,089 Upper Upscale $37,578 $- $50,000 $100,000 $150,000

Ritz-Carlton, St. Thomas Discussion Topics Industry Update Recent Results & Developments Liability Management 19 18 9 5 Appendix

Industry Update Ritz-Carlton Reserve Dorado Beach

Company Presentation | November 2025 6 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q3 2025 U.S. KPIs, Indexed to 2019 87 95 96 96 94 0 20 40 60 80 100 120 2021 2022 2023 2024 2025F Occupancy Index 95 114 119 121 122 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F ADR Index 83 108 114 116 115 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F RevPAR Index

Company Presentation | November 2025 7 $0 $15 $30 $45 $60 $75 $90 $105 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Q3'25 Real RevPAR Real RevPAR Nominal RevPAR 0% 10% 20% 30% 40% 50% 60% 70% Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Q3'25 Occupancy $0 $40 $80 $120 $160 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Q3'25 Real ADR Real ADR Nominal ADR Industry Real RevPAR & ADR Uninspiring … Source: STR $99 63% $130 48% $48 $83 Pier House Sofitel Chicago Magnificent Mile

Company Presentation | November 2025 8 … But, Luxury RevPAR Growth Forecasted Source: Lodging Analytics Research & Consulting Q3 2025 -1.0% 2.7% 1.6% -0.8% 1.4% 0.6% -1.5% -0.7% -2.2% -1.3% -0.9% -2.1% 0.0% -0.2% -0.7% -1.9% -1.3% -3.3% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2025 Forecasted Growth YoY

Recent Results & Developments Hotel Yountville

Company Presentation | November 2025 10 Comparable Hotel Operating Results(1) 2025 Q3 2024 Q3 % Variance 2025(2) ADR(3) $401 $383 4.7% Occupancy(3) 64.3% 66.3% (3.2%) RevPAR(3) $257 $254 1.4% Total Hotel Revenue(3)(4) $138,452 $133,323 3.9% Hotel EBITDA(4) $21,417 $18,610 15.1% Hotel EBITDA Margin 15.5% 14.0% 1.5% (1) Includes all hotels owned as of September 30, 2025 (2) Full year 2020 – 2024 amounts not restated for the sale of Torrey Pines or Marriott Seattle Waterfront; TTM Q3 ’25 amounts exclude the results of Marriott Seattle Waterfront (3) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (4) In thousands (5) Comparable results as reported in Earnings Releases: 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; 2022 as reported on 2/22/2023; 2023 as reported on 2/29/2024; and 2024 as reported on 2/26/2025 (6) Actual results as reported in Earnings Releases: TTM Q3’25 as reported on 11/4/2025; actual results for TTM Q3’25 include the 14 hotels owned as of September 30, 2025 as well as Marriott Seattle Waterfront through its disposition date in August 2025 HOTEL EBITDA(5)(6)REVPAR(3)(5)(6) Strong Hotel EBITDA Growth on Improved Margins $101 $238 $312 $307 $311 $352 $- $50 $100 $150 $200 $250 $300 $350 $400 2020 2021 2022 2023 2024 TTM Q3'25 $13.9 $142.5 $221.9 $206.4 $188.1 $185.1 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 TTM Q3'25 (In m illi on s)

Company Presentation | November 2025 11 YoY ADR & Occupancy Growth by Property ADR – Q3 ‘25 YoY Variance Occupancy – Q3 ‘25 YoY Variance Key: Resort Urban Portfolio -6.0% -5.7% -4.6% -3.2%-2.8% 0.4%0.9% 2.0% 2.2% 2.3% 4.4% 4.6% 4.7% 8.6% 11.6% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% -22.2% -22.1% -16.1% -12.3% -8.6% -5.6% -3.3% -3.2% 2.8% 7.1% 7.1% 9.2% 15.0% 21.5% 22.5% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0%

Company Presentation | November 2025 12 YoY RevPAR Growth by Property RevPAR (1)(2) – Q3 ‘25 YoY Variance Key Observations Resort RevPAR in Q3 ‘25 was up 5.5% YoY and up 22.6% vs. Q3 ‘19 Average RevPAR in Q3 ‘25 was up 1.4% YoY and up 9.3% vs. Q3 ‘19 Urban RevPAR in Q3 ‘25 was down -3.9% YoY and down -7.2% vs. Q3 ‘19 Key: Resort Urban Portfolio (1) Same-store data for the current 14 hotel assets held by BHR following the sale of Marriott Seattle Waterfront (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels -21.8% -18.8% -17.5% -11.1% -8.8% -4.8% -3.1% -1.1% 1.4% 2.2% 3.6% 20.4% 21.9% 24.2% 24.9% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0%

Company Presentation | November 2025 13 EBITDA Contribution Favored Resorts Bardessono Quarter Highlights • Portfolio RevPAR growth of 1.4% translated into 15.1% Hotel EBITDA growth for the quarter • Resorts posted strong Y-O-Y RevPAR growth of 5.5%, while Urban properties were down • EBITDA contribution favored Resorts versus Urban properties • Best performing properties were Ritz-Carlton Lake Tahoe (coming off a renovation last year) and Sofitel Chicago Magnificent Mile • Worst performing properties were those under renovation: The Cameo, Hotel Yountville, and Park Hyatt Beaver Creek (1) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (2) In thousands (3) Please refer to slides 21-34 for a reconciliation to the most directly comparable non-GAAP financial metric

Company Presentation | November 2025 14 Ritz-Carlton Drives Q3 2025 TTM Hotel EBITDA(1)(2) (1) Comparable TTM as of 9/30/25, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Marriott Seattle waterfront sold in Q3’25 Transient Demand Drives Q3 2025 TTM Revenue(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: The Notary, and The Clancy; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Marriott Seattle Waterfront, The Notary, and The Clancy Four Seasons Scottsdale Ritz-Carlton $71,810 Four Seasons $26,250 Independent $22,065 Marriott/ Autograph $20,138 Hilton $15,155 Park Hyatt $11,679 Sofitel $5,570 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Transient, 73.6% Group, 23.7% Contract, 2.7%

Company Presentation | November 2025 15 AFFO/SHARE IMPROVING ON LOWER INTEREST RATES(1)(2)SLIGHTLY LOWER ADJUSTED EBITDARE(1)(2) Quarter Highlights Full Year Highlights Company Results Steady (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively (2) 2024 Adjusted EBITDAre and 2024 AFFO and TTM Q3 '25 Adjusted EBITDAre includes the results of the 15 hotels owned in 2024 and the first two quarters of 2025 and the results of Hilton Torrey Pines through its date of disposition in August 2025 $(4.5) $87.5 $172.4 $176.7 $157.6 $148.5 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2020 2021 2022 2023 2024 TTM Q3'25 (In m illi on s) $0.10 $0.20 $0.49 $0.44 $0.42 $0.40 $(0.85) $0.22 $0.43 $0.20 $0.10 $0.09 $(0.29) $0.17 $0.16 ($0.08) ($0.24) ($0.19) $(0.24) $0.25 $0.16 $0.04 ($0.06) $(1.60) $(1.20) $(0.80) $(0.40) $- $0.40 $0.80 $1.20 $1.60 2020 2021 2022 2023 2024 2025 (In m illi on s) Q1 Q2 Q3 Q4 • Adjusted funds from operations (AFFO) was $(0.19) per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(8.2) million or $(0.12) per diluted share. • Net debt to gross assets was 43.2% at the end of the second quarter. • Capex invested during the quarter was $21.5 million. • Comparable Hotel EBITDA was $21.4 million for the quarter, reflecting an increase of 15.1% over the prior year quarter. • During the quarter, the Company redeemed approximately $18.5 million of its non-traded preferred stock in cash.

Company Presentation | November 2025 16 Major 2025 Planned Capital Expenditures Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Hotel Yountville Cameo Beverly Hills $75M - $85M Range in Capital Expenditures Planned in 2025 • Café Blue Renovation (Completed) • Guestroom Renovation (Completion in Q4 ’25) • Hilton LXR Conversion (Completion in Q4 ’25) • Guestroom Renovation (Completion in Q4 ’25)

Company Presentation | November 2025 17 BHR Disposition – The Clancy Valuation Metrics $115.0M $/Key $280k TTM Cap Rate(1) 5.2% Executive Summary • Closed on 11/6 • Generated $43.7M in net proceeds Net Proceeds Summary Purchase Price $115.0M Less Loan Repayment (2) ($64.7M) Less Closing Costs (3) ($6.6M) Net Proceeds $43.7M (1) TTM Cap Rate reflects the trailing twelve-month cap rate as of 9/30 (2) The loan repayment is equal to 115% of the allocated loan amount and spread maintenance (3) Closing costs are inclusive of 6.1% transfer tax, legal, and other expenses

Liability Management Ritz-Carlton Lake Tahoe

Company Presentation | November 2025 19 Manageable Debt Maturity Profile Maturity Schedule(1) (1) Percentages reflect each year’s maturing debt as a % of total gross assets $129.7 $70.5 $106.6 $407.0 $449.0 0.0% 6.5% 3.5% 5.3% 20.3% 22.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2025 2026 2027 2028 2029 2030 (in m ill io ns ) % of Gross Assets

Appendix Ritz-Carlton Sarasota

Company Presentation | November 2025 21 Indebtedness

Company Presentation | November 2025 22 Indebtedness

Company Presentation | November 2025 23 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 24 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 25 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 26 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2025 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2025 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2025 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2025 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2025 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2025 35 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2025 36 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2025 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2025 38 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2025 39 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2025 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2025 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2025 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.